SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2004

                                   ----------


                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)




            Delaware                       0-3698                94-1527868
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




     2201 Laurelwood Road
   Santa Clara, California                                        95054
    (Address of principal                                       (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (408) 988-8000





        (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Press Release issued by Siliconix incorporated, dated February 6, 2004, announcing fourth quarter 2003 results.

Item 12.  Results of Operations and Financial Condition.

      On February 6, 2004, Siliconix incorporated (the "Company") issued the press release attached hereto as Exhibit 99, which is incorporated into this
Item 12 by reference, reporting the financial results of the Company for the quarter ended December 31, 2003.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2004

                                    SILICONIX INCORPORATED



                                    By: /s/ King Owyang
                                      ------------------------------------
                                      King Owyang
                                      President and Chief Executive Officer

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99 Press release issued by the Company dated February 6, 2004, announcing fourth quarter 2003 results.